SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                               GF Bancorp, Inc.
               (Name of Registrant as Specified in its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)  Title of each class of securities to which transaction applies:

        (2)  Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)  Proposed maximum aggregate value of transaction:
        (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)  Amount Previously Paid:
        (2)  Form, Schedule or Registration Statement No.:
        (3)  Filing Party:
        (4)  Date Filed:


                        _____________________________



                                                                 June 24, 1996



Dear Fellow Stockholder:


         On behalf of the Board of Directors and management of GF Bancorp, Inc., I cordially invite you to attend the 1996 Annual Meeting of Stockholders to be held at the Bancorp's executive offices at One North Plum Street, Germantown, Ohio 45327 on July 23, 1996, at 8:00 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, I will also report on the operations of the Bancorp. Directors and officers of the Bancorp, as well as representatives of Arthur Andersen LLP, the Bancorp's independent public accountants, will be present to respond to questions stockholders may have.

         Whether or not you plan to attend the Meeting, please sign and date the enclosed Proxy Card and return it in the accompanying postage-paid return envelope as promptly as possible. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.



                                                                    Sincerely,

                                                                 John T. Baker

                                                                 John T. Baker
                                                                     President

- - - --------------------------------------------------------------------------------
                               GF BANCORP, INC.
- - - --------------------------------------------------------------------------------
                             ONE NORTH PLUM STREET
                            GERMANTOWN, OHIO 45327
                                (513) 855-4125
- - - --------------------------------------------------------------------------------


- - - --------------------------------------------------------------------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be held on July 23, 1996
- - - --------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Stockholders (the "Meeting") of GF Bancorp, Inc. (the "Bancorp"), will be held at the Bancorp's executive offices at One North Plum Street, Germantown, Ohio 45327 on July 23, 1996, at 8:00 a.m.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

                1.       The election of two directors of the Bancorp; and

                2. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on June 15, 1996, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed Proxy Card which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                      BY ORDER OF THE BOARD OF DIRECTORS

                                           John T. Baker

                                           John T. Baker
                                           President and Chief Executive Officer

Germantown, Ohio
June 24, 1996

- - - --------------------------------------------------------------------------------
     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE BANCORP THE EXPENSE
OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING.  A
SELF-ADDRESSED  ENVELOPE  IS  ENCLOSED  FOR YOUR  CONVENIENCE.  NO  POSTAGE IS
REQUIRED IF MAILED IN THE UNITED STATES.
- - - --------------------------------------------------------------------------------

                                PROXY STATEMENT
                                      OF
                               GF BANCORP, INC.
                             ONE NORTH PLUM STREET
                            GERMANTOWN, OHIO 45327




                        ANNUAL MEETING OF STOCKHOLDERS
                                 July 23, 1996




                                    General


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of GF Bancorp, Inc. (the "Bancorp"), to be used at the 1996 Annual Meeting of Stockholders of the Bancorp (the "Meeting"), which will be held at the Bancorp's executive offices at One North Plum Street, Germantown, Ohio 45327 on July 23, 1996, 8:00 a.m. local time. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about June 24, 1996.

         At the Meeting, stockholders will consider and vote upon the election of two directors. The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.



                      Voting and Revocability of Proxies


         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Bancorp at the address above or by the filing of a later dated proxy, in either case received prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Bancorp will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

         Stockholders of record as of the close of business on June 15, 1996 (the "Voting Record Date"), are entitled to one vote for each share of Common Stock of the Bancorp then held. As of June 15, 1996, the Bancorp had 292,958 shares of Common Stock issued and outstanding.

         The Certificate of Incorporation of the Bancorp provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to Rule 13d-3 of the General Rules and Regulations promulgated pursuant to the Securities Exchange Act of 1934 (the "1934 Act"), and includes shares beneficially owned by such person or any of his or her affiliates (as defined in the Certificate of Incorporation), shares which such person or his or her affiliates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership or similar plan of the issuer or any subsidiary.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Under Delaware law and the Bancorp's Certificate of Incorporation and the Bylaws, directors are elected by a plurality of votes cast, without respect to either (i) Broker Non-Votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.



                Voting Securities and Principal Holders Thereof


         Persons and groups owning in excess of 5% of the Bancorp's Common Stock are required by the 1934 Act to file certain reports regarding such ownership. Based upon such reports, the following table sets forth, as of June 15, 1996, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no person other than those set forth below who owns more than 5% of the Bancorp's outstanding shares of Common Stock at June 15, 1996.


                                                                                      Percent of Shares of
                                                     Amount and Nature of                  Common Stock
Name and Address of Beneficial Owner                 Beneficial Ownership                   Outstanding
- - - -------------------------------------                --------------------             ---------------------

Steven F. Goens & Marilyn J. Goens ................         19,063                             6.51%
11451 Kley Road
Vandalia, Ohio 45377

Jeffery S. Halis ..................................         24,215                             8.27%
500 Park Avenue
Fifth Floor
New York, New York 10022

John T. Baker .....................................         21,790                             7.23%
1 North Plum Street
Germantown, Ohio 45327


The following table sets forth certain information with respect to the number of Common Shares beneficially owned by each director and executive officer of the Bancorp and by all directors and executive officers of the Bancorp as a group as of June 15, 1996.


                                        Amount and Nature of       Percent of Common
         Name and Address (1)         Beneficial Ownership (2)     Shares Outstanding
         --------------------         ------------------------     ------------------
John T. Baker ......................          21,790(3)                  7.23%
Jack L. Cobb .......................          10,894(4)                  3.71%
Stephen R. Cox .....................          10,894(5)                  3.71%
Bernard W. Falldorf ................           6,143(6)                  2.09%
Thomas L. Fox ......................          12,677(7)                  4.27%
Charles E. Hacker ..................          10,643(8)                  3.62%
Daniel R. Hill .....................           7,643(9)                  2.60%
Bernard R. Kokenge .................           6,643(10)                 2.26%
 All directors and
      executive officers
    as a group
    (8 people) .....................          87,327                    28.04%

- - - ----------------------
(1) Each of the individuals in this table may be contacted at the address of the Bancorp, 1 North Plum Street, Germantown, OH 45327.
(2) The beneficial owner has sole voting and dispositive power unless otherwise indicated.
(3) Includes 3,300 shares held by Mr. Baker's spouse, with respect to which Mr. Baker shares voting and dispositive power; 2,591 shares of restricted stock, with respect to which Mr. Baker has voting but no dispositive power; and 8,222 shares which may be acquired by Mr. Baker upon the exercise of an option.
(4) Includes 370 shares of restricted stock, with respect to which Mr. Cobb has voting but no dispositive power; and 1,027 shares which may be acquired by Mr. Cobb upon the exercise of an option.

(Footnotes continued on following page.)

(5) Includes 370 shares of restricted stock, with respect to which Mr. Cox has voting but no dispositive power; and 1,027 shares which may be acquired by Mr. Cox upon the exercise of an option.
(6) Includes 3,000 shares held jointly with Mr. Falldorf's spouse; 900 shares held by Mr. Falldorf's spouse, with respect to which Mr. Falldorf shares voting and dispositive power; 370 shares of restricted stock, with respect to which Mr. Falldorf has voting but no dispositive power; and 1,027 shares which may be acquired by Mr. Falldorf upon the exercise of an option.
(7) Includes 2,500 shares held by Mr. Fox's spouse, with respect to which Mr. Fox shares voting and dispositive power; 986 shares of restricted stock, with respect to which Mr. Fox has voting but no dispositive power; and 4,111 shares which may be acquired by Mr. Fox upon the exercise of an option.
(8) Includes 6,412 shares held jointly with Mr. Hacker's spouse; 370 shares of restricted stock, with respect to which Mr. Hacker has voting but no dispositive power; and 1,027 shares which may be acquired by Mr. Hacker upon the exercise of an option.
(9) Includes 3,365 shares held jointly with Mr. Hill's spouse; 220 shares held by Mr. Hill's spouse, with respect to which Mr. Hill shares voting and dispositive power; 370 shares of restricted stock, with respect to which Mr. Hill has voting but no dispositive power; and 1,027 shares which may be acquired by Mr. Hill upon the exercise of an option.
(10) Includes 5,000 shares held jointly with Mr. Kokenge's spouse; 370 shares of restricted stock, with respect to which Mr. Kokenge has voting but no dispositive power; and 1,027 shares which may be acquired by Mr. Kokenge upon the exercise of an option.





                             Election of Directors


         The Bancorp's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period. The Board of Directors currently consists of seven members. Three directors will be elected at the Meeting, each to serve for a three-year term, as noted below, or until their respective successors have been elected and qualified.

         Stephen R. Cox and Bernard W. Falldorf have each been nominated by the Board of Directors to serve as directors. Each of the nominees is currently a member of the Board. It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend, or the size of the Board of Directors may be reduced to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any nominee might be unavailable to serve.

         The following table sets forth certain information regarding each nominee and each director continuing in office. Each director of the Bancorp is also a member of the Board of Directors of Germantown Federal Savings Bank (the "Savings Bank"), the Bancorp's wholly-owned subsidiary.


                                                             Year First Elected or             Current
                                                                  Appointed (2)                Term to
      Name                                   Age (1)                                            Expire

                   BOARD NOMINEES FOR TERM TO EXPIRE IN 1999

      Stephen R. Cox                            42                    1989                       1996
      Bernard W. Falldorf                       63                    1979                       1996

                        DIRECTORS CONTINUING IN OFFICE

      John T. Baker                             49                    1970                       1997
      Jack L. Cobb                              64                    1976                       1998
      Charles E. Hacker                         69                    1972                       1997
      Daniel R. Hill                            50                    1990                       1998
      Bernard R. Kokenge                        56                    1979                       1998

- - - ---------------

(1)  At March 31, 1996.

(2) Refers to the year the individual first became a director of the Savings Bank. All of such individuals became directors of the Bancorp in 1993 and are also directors of the Savings Bank.


     The principal occupation of each nominee and director of the Bancorp for the last five years is set forth below.

     Stephen R. Cox is the President of LaserMike, Inc., a Dayton, Ohio, manufacturer of electro-optical measuring instruments. Prior to becoming President of LaserMike, Inc., in 1989, Mr. Cox served as its Treasurer from 1982 to 1988.

     Bernard W. Falldorf is an auctioneer and also a realtor in the New Lebanon, Ohio, area.

     John T. Baker is the President and Chief Executive Officer of the Bancorp. Mr. Baker has been with the Savings Bank since 1968 as managing officer and has been the President and Chief Executive Officer since 1976. In 1993, Mr. Baker was also elected Chairman of the Savings Bank's Board of Directors. Mr. Baker first served as Secretary and Treasurer and then as the Executive Vice President of the Savings Bank.

     Jack L. Cobb serves as the President and Chief Executive Officer of Henny Penny Corporation, a position he has held since 1976. Henny Penny Corporation is a food service equipment manufacturer located in Eaton, Ohio.

     Charles E. Hacker has been retired for the past six years. Prior to retirement, Mr. Hacker, a pharmacist, served as part owner of a pharmacy located in Germantown, Ohio.

     Daniel R. Hill has served, since 1994, as a Senior Director, Software Engineering, and from 1991 to 1994, as Senior Director, Production Systems, of LEXIS-NEXIS, a division of Reed Elsevier, plc., an electronic publisher located in Dayton, Ohio. For more than two decades prior to 1991, Mr. Hill served as a Manager of Operations and Technology and was responsible for various computer operations with two employers in Miamisburg, Ohio.

     Dr. Bernard R. Kokenge has been, since 1990, the owner of BRK Associates, Inc., a management consulting firm operating out of Farmersville, Ohio. Between 1986 and 1990, Dr. Kokenge was a Vice President in the areas of planning and program development with Kentucky Christian College. Dr. Kokenge has 22 years of management experience with Monsanto Research Corporation at Mound Laboratories, where he served as Associate Director of the laboratory.

Meetings and Committees of the Board of Directors

     The Board of Directors met twelve times during the fiscal year ended March 31, 1996. The Board of Directors of the Bancorp has a Stock Option Plan Committee. The Stock Option Plan Committee consists of Directors Cobb, Cox and Kokenge. The Stock Option Plan Committee administers the 1993 Stock Option Plan in accordance with its terms. The Stock Option Plan Committee did not meet during fiscal 1996. During fiscal year 1996, no incumbent director of the Bancorp attended fewer than 75% of the aggregate of all meetings of the Board of Directors and all meetings of committees of the Board of Directors of which such director was a member.

     The Savings Bank's Board of Directors generally meets monthly and may have additional special meetings upon request of the Chairman of the Board, the President or one-third of the directors. The Board of Directors of the Savings Bank met 12 times during the year ended March 31, 1996.

     The Board of Directors of the Savings Bank has an Audit Committee, a Compensation Committee, and a Management Stock Bonus Plan Committee. The Savings Bank has no executive committee or nominating committee. The Board of Directors selects members for service on all committees. During fiscal year 1996, no director of the Savings Bank attended fewer than 75% of the aggregate of all meetings of the Board of Directors and all meetings of committees of the Board of Directors of which such director was a member.

     The Audit Committee consists of Directors Cox (Chairman), Falldorf and Hacker. The Audit Committee is responsible for recommending the appointment of the Savings Bank's independent public accountants and meeting with such accountants with respect to the scope and review of the annual audit. The Audit committee also ascertains the adequacy of accounting, financial and operating controls of the Savings Bank. The Audit Committee met twice during fiscal 1996.

     The Compensation Committee consists of Directors Hill (Chairman), Cobb and Kokenge. The Compensation Committee is responsible for reviewing and recommending wage adjustments and other employee benefits to the Board of Directors. The Compensation Committee formally met one time during fiscal 1996.

     The Management Stock Bonus Plan Committee consists of Directors Cobb, Cox and Kokenge. The Management Stock Bonus Plan Committee administers the Savings Bank's Management Stock Bonus Plans A and B in accordance with their terms. The Management Stock Bonus Plan Committee did not meet during fiscal 1996.

Directors' Compensation

     Each member of the Board of Directors of the Savings Bank currently receives a retainer of $250 per month and $250 per meeting attended. Directors do not presently receive fees for service as directors of the Bancorp. The Savings Bank paid a total of $47,500 in directors' fees for the fiscal year ended March 31, 1996.

Executive Officers and Compensation

     The Bancorp has not paid any compensation to its executive officers since its formation. The executive officers of the Bancorp are John T. Baker, the President and Chief Executive Officer, and Thomas L. Fox, the Vice President and Treasurer. Mr. Fox, who is 41 years old, is also a director, the Vice President and the Treasurer of the Savings Bank and has been employed by the Savings Bank since 1977.

     The executive officers of the Bancorp also hold similar positions with the Savings Bank for which they receive compensation from the Savings Bank. The following table sets forth for the fiscal years ended March 31, 1996, 1995, and 1994, certain information as to the total compensation received by John T. Baker, the President and the Chief Executive Officer of the Bancorp, for services in all capacities. No other officer of the Bancorp who served in any capacity during such periods received total cash compensation in excess of $100,000.

                          Summary Compensation Table
- - - -------------------------------------------------------------------------- ----------------------------- --------------
                                                                              Long Term Compensation
                                                                           -----------------------------
                           Annual Compensation                                        Awards
- - - -------------------------------------------------------------------------- -----------------------------
- - - ----------------------- -------- ------------ ---------- ----------------- ----------- -----------------
                                                                           Restricted     Securities       All Other
Name and Principal                                         Other Annual    Stock          Underlying        Compen-
Position                 Year      Salary       Bonus    Compensation (2)  Awards (3)    Options (#)        sation
                                     (1)                                                     (4)              (5)
- - - ----------------------- -------- ------------ ---------- ----------------- ----------- ----------------- --------------

John T. Baker            1996      $91,813       --           $4,199           --             --             $8,913
President and CEO        1995      $89,970      $8,500        $3,512           --             --            $14,152
                         1994      $90,200     $10,000        $3,747        $43,170         12,335          $12,068
- - - ----------------------- -------- ------------ ---------- ----------------- ----------- ----------------- --------------

(1) Includes director fees of $6,000, $6,250 and $7,000, for fiscal years 1996, 1995 and 1994, respectively.
(2) Includes unused vacation pay and other non-cash compensation. For fiscal years 1996, 1995 and 1994, there were no perquisites over the lesser of $50,000 or 10% of the named executive officer's total salary and bonus for the year.

(Footnotes continued on following page.)

(3) Represents 4,317 restricted shares of Common Stock awarded in fiscal 1994 based upon the market price of $10 per share at the time of such award under the Management Stock Bonus Plans. Awards are earned by a participant at a rate of 20% per year for five years, as long as the participant remains an employee or a director of the Savings Bank. Dividends received under the MSBPs are paid to the participant currently. At March 31, 1996, Mr. Baker held 2,591 shares of restricted stock with an unknown aggregate fair market value due to the lack of an active trading market for the Bancorp's stock. The book value of such stock at March 31, 1996, was $55,914.
(4) Represents options to purchase 12,335 shares of Common Stock awarded in fiscal 1994 under the Stock Option Plan. One-third of the options became exercisable in fiscal 1995, one-third became exercisable in fiscal 1996 and one-third of the options will become exercisable in fiscal 1997.
(5) Consists of employer contributions to the individual's account pursuant to the Germantown Federal Savings Bank 401(k) Plan.


     The following table sets forth certain information regarding the number and value of unexercised options held at March 31, 1996, by John T. Baker, the President and Chief Executive Officer of the Bancorp.

              Aggregated Option/SAR Exercises in Last Fiscal Year and March 31, 1996 Option/SAR Values

                                                                Number of Securities
                                                               Underlying Unexercised         Value of Unexercised
                                                                  Options/SARs at          In-the-Money Options/SARs
                                                                 March 31, 1996 (#)           at March 31, 1996(1)
Name                Shares Acquired
                    on Exercise (#)    Value Realized ($)    Exercisable/Unexercisable     Exercisable/Unexercisable

John T. Baker             -0-                 -0-                   8,222/4,113                 $95,211/$47,629

- - - -----------------------

(1) An option is "in-the-money" if the fair market value of the underlying stock exceeds the exercise price of the option. The figure represents the value of such options, determined by multiplying the number of unexercised options by the difference between the $10 per share exercise price and the $21.58 per share book value of the Bancorp's Common Stock on March 31, 1996. The fair market value of the Bancorp Common Stock at March 31, 1996, is not known because no established market for the Bancorp's Common Stock existed at March 31, 1996, the Bancorp's common shares were not traded on any securities exchange and the prices at which its shares were traded were not regularly quoted by a national quotation service.


Employment Agreements

         The Savings Bank has entered into employment agreements with John T. Baker, President and Chief Executive Officer of the Savings Bank, and Thomas
L. Fox, Vice President and Treasurer. The employment agreements are for terms of three years at the then current salary levels. The agreements may be terminated by the Savings Bank for "just cause" as defined in the agreements. If the Savings Bank terminates the employee without just cause, the employee will be entitled to a continuation of his salary from the date of termination for a period of 18 months thereafter. The employment agreements also contain provisions stating that in the event of termination of employment in connection with, or within one year after, any change in control of the Savings Bank, the employee will be paid in a lump sum an amount equal to 2.99 times the employee's average compensation received during the prior five calendar years. The agreements may be renewed annually by the Board of Directors upon a determination of satisfactory performance within the Board's sole discretion.

Stock Option Plan

         At the 1994 Annual Meeting of Stockholders of the Bancorp, the stockholders ratified the adoption by the Board of Directors of the Bancorp of the GF Bancorp, Inc. 1993 Stock Option Plan (the "Option Plan"). Pursuant to the Option Plan, options to purchase shares of Bancorp common stock were awarded in 1993 to the directors and executive officers of Bancorp. The exercise price of such options is $10 per share. One-third of each such option became exercisable on January 19, 1995; two-thirds of each option became exercisable on September 17, 1995; and each option will be exercisable in full on September 17, 1996.

         The Option Plan provides, however, that an incentive stock option, which can be awarded only to employees of the Bancorp or the Savings Bank and which were awarded to the executive officers of the Bancorp, becomes immediately exercisable in full upon the death of the optionee. A non-incentive stock option, the type awarded to the non-employee directors of the Bancorp, does not automatically become exercisable upon the death of the optionee but may become so exercisable in the discretion of the Stock Option Committee. The Stock Option Committee also has the discretion at any time to accelerate the exercise date of options previously granted.

         The Option Plan also provides that options become immediately exercisable upon a change in control or imminent change in control of the Bancorp. In the event of a change in control or imminent change in control of the Bancorp, the optionee also may, in the discretion of the Stock Option Committee, be entitled to receive cash in an amount equal to the fair market value of the stock subject to the option less the option exercise price. For purposes of this accelerated vesting provision, a "change in control" means, generally, the execution of an agreement for the sale of all, or a material portion, of the assets of the Bancorp or for the merger or recapitalization of the Bancorp, a change in control as defined or determined by the Office of Thrift Supervision or the acquisition, directly or indirectly, of the beneficial ownership of 25% or more of the outstanding voting securities of the Bancorp by any person, trust, entity or group. An "imminent change in control" means any offer or announcement by any person to acquire control of the Bancorp.

Management Stock Bonus Plan

         At the 1994 Annual Meeting of Stockholders of the Bancorp, the stockholders also ratified the adoption by the Board of Directors of the Bancorp of the Germantown Federal Savings Bank Management Stock Bonus Plan and Trust Agreement (the "MSBP"). Pursuant to the MSBP and upon the consummation of the conversion of the Savings Bank to stock form in 1993, restricted shares of Bancorp common stock were awarded to the directors and executive officers of the Bancorp. Such awards were made with no payment required by the recipients. Such shares are earned and become nonforfeitable at the rate of 20% per year commencing one year after the date of the awards. All awards are deemed immediately earned, however, upon the death or disability of the recipient, upon a change in control or imminent change in control of the Bancorp or the Savings Bank, as described with respect to the Option Plan, and in the case of awards to directors who are not employees, upon the director's retirement from service as a director with at least 10 years of service as a director of the Savings Bank.

                Certain Transactions with Management and Others


         The Savings Bank,  like many financial  institutions,  has followed a policy of granting various types of loans to officers, directors and employees. The loans have been made in the ordinary course of business and on substantially the same terms and conditions which apply to the Savings Bank's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features. All loans by the Savings Bank to its directors and executive officers are subject to regulations of the Office of Thrift Supervision ("OTS") restricting loans and other transactions with affiliated persons of the Savings Bank. All such loans to executive officers, directors and other affiliates must be made on terms and conditions comparable to those for similar transactions with non-affiliates. In addition, loans to an affiliate must be approved in advance by a disinterested majority of the Board of Directors or be within other guidelines established as a result of OTS regulations.



                                   Auditors


         The Board of Directors has selected Arthur Andersen LLP as the auditors of the Bancorp for the current fiscal year. Arthur Andersen LLP has audited the books of the Bancorp since its inception in 1993 and the Savings Bank since 1984. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.



                                 Other Matters


         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies.


                                 Miscellaneous


         The cost of soliciting proxies will be borne by the Bancorp. The Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Bancorp may solicit proxies personally or by telegraph or telephone without additional compensation. If deemed appropriate at a future date, the Bancorp may retain the assistance of a third party to assist in the solicitation of proxies at a cost not anticipated to exceed $3,000, plus reimbursement of certain incurred expenses.

         The Bancorp's 1996 Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on June 15, 1996. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Bancorp. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.



                             Stockholder Proposals


         In order to be eligible for inclusion in the Bancorp's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Bancorp's executive offices at One North Plum Street, Germantown, Ohio 45327, no later than February 16, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         John T. Baker

                                         John T. Baker
                                         President and Chief Executive Officer

Germantown, Ohio
June 24, 1996








                               GF BANCORP, INC.
                 ONE NORTH PLUM STREET, GERMANTOWN, OHIO 45327
                        ANNUAL MEETING OF STOCKHOLDERS
                                 July 23, 1996

         The undersigned hereby appoints the Board of Directors of GF Bancorp, Inc. (the "Bancorp"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Bancorp which the undersigned is entitled to vote at the 1996 Annual Meeting of Stockholders ("Meeting"), to be held at the Bancorp's main office, One North Plum Street, Germantown, Ohio, on Tuesday, July 23, 1996, at 8:00 a.m. and at any and all adjournments thereof, as follows:

1. The election as directors of all nominees listed below for three-year terms (except as marked to the contrary):
                                                    FOR          VOTE WITHHELD

     Stephen R. Cox and Bernard W. Falldorf         |_|               |_|


     (INSTRUCTIONS): To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.


           --------------------------------------------------------

2. Such attorneys and proxies are authorized to vote in their discretion upon such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors recommends a vote "FOR" the election of the nominees listed above.

- - - --------------------------------------------------------------------------------
     THIS  PROXY  WILL  BE  VOTED  AS  DIRECTED,  BUT IF NO  INSTRUCTIONS  ARE
SPECIFIED,  THIS PROXY WILL BE VOTED FOR  PROPOSITION 1. IF ANY OTHER BUSINESS
IS PRESENTED AT SUCH MEETING,  THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS
PROXY IN THEIR BEST  JUDGMENT.  AT THE PRESENT  TIME,  THE BOARD OF  DIRECTORS
KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
- - - --------------------------------------------------------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Bancorp at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Bancorp of his or her decision to terminate this proxy, in either case received prior to a vote being taken on a particular proposal at the Meeting.

     The undersigned acknowledges receipt from the Bancorp prior to the execution of this proxy of a Notice of the Meeting and a Proxy Statement dated June 24, 1996, and an Annual Report.

|_|  Please check here if you plan to attend the Meeting.

                    Dated:______________________________________________, 1996

                         Please  sign  exactly  as your name  appears  on this
                    Proxy Card. When signing as attorney, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



                                       ---------------------------------------

                                                     PRINT NAME OF STOCKHOLDER

                                       ---------------------------------------

                                                      SIGNATURE OF STOCKHOLDER


                                       ---------------------------------------
                                                     PRINT NAME OF STOCKHOLDER


                                       ---------------------------------------
                                                      SIGNATURE OF STOCKHOLDER


   PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                            POSTAGE-PAID ENVELOPE.